                                                                  EXHIBIT (a)(2)

                               LETTER OF TRANSMITTAL

                    TO TENDER SHARES OF COMPANY COMMON STOCK
                                       OF
                            PLM INTERNATIONAL, INC.

                      PURSUANT TO THE OFFER TO PURCHASE BY
                            MILPI ACQUISITION CORP.

                            DATED DECEMBER 29, 2000

--------------------------------------------------------------------------------
    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, FEBRUARY 6, 2001, UNLESS EXTENDED (SUCH DATE, AS EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                          Mellon Investor Services LLC

                           BY FACSIMILE TRANSMISSION:
                       (for Eligible Institutions only):
                                 (201) 296-4293

                             CONFIRM BY TELEPHONE:
                                 (201) 296-4860

     BY OVERNIGHT COURIER:                    BY MAIL:                          BY HAND:

  Mellon Investor Services LLC      Mellon Investor Services LLC      Mellon Investor Services LLC
   Attn: Reorganization Dept.        Attn: Reorganization Dept.        Attn: Reorganization Dept.
       85 Challenger Road                  P.O. Box 3301                120 Broadway, 13th Floor
        Mail Drop-Reorg              South Hackensack, NJ 07606            New York, NY 10271
   Ridgefield Park, NJ 07660

 DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THE ADDRESS OF THE DEPOSITARY AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERY
                                OF DOCUMENTS TO
 A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                 BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

    This Letter of Transmittal is to be completed by stockholders of PLM International, Inc. (the "Company"), if certificates representing shares ("Share Certificates") of the Company's common stock, par value $.01 per share, (the "Company Common Stock") are being tendered herewith according to the procedures set forth in the Offer to Purchase dated December 29, 2000 (the "Offer to Purchase"). This Letter of Transmittal is to be used by holders if (i) Share Certificates evidencing Company Common Stock are to be physically delivered herewith, (ii) delivery of shares of Company Common Stock is to be made by book-entry transfer to an account maintained by the Depositary at the Depository Trust Company (a "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Offer to Purchase and the Instructions, below, or (iii) tender of the shares of Company Common Stock is to be made according to the guaranteed delivery procedures set forth in the Offer to Purchase.

    Please print the name(s) and address(es) of the registered holder(s) of the Company Common Stock in Box 1, below, if they are not already set forth therein, as they appear on the Share Certificates representing such shares. The certificate numbers and the number of shares represented by such certificates which are being tendered also should be indicated in Box 1. Unless otherwise indicated, it will be assumed that all shares of Company Common Stock evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

--------------------------------------------------------------------------
                                  BOX 1
                       CERTIFICATES BEING TENDERED
--------------------------------------------------------------------------
If Blank, Please Print Name(s)                        Number of Shares of
      and Address(es) of            Certificate       Company Common Stock
Registered Holder(s), Exactly          Number               Tendered
   as Name(s) Appear(s) on
       Certificate(s)*
--------------------------------------------------------------------------

                                ------------------------------------------

                                ------------------------------------------

                                ------------------------------------------

                                ------------------------------------------

                                ------------------------------------------

                                ------------------------------------------

--------------------------------------------------------------------------
    Total Number of Shares
--------------------------------------------------------------------------

* Need not be completed by stockholders delivering shares of Company Common Stock by book-entry transfer.

    Holders of Company Common Stock may tender their shares by book-entry transfer by crediting their shares to the Depositary's account at the Depository Trust Company ("DTC") in accordance with DTC's automated tender offer program and by complying with applicable automated tender offer program procedures with respect to the Offer. Participants in DTC ("Participants") that are accepting the Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Depositary's account. DTC will then send a computer-generated message (an "Agent's Message") to the Depositary in which the holder of the shares acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the Participant confirms on behalf of itself and the beneficial owners of such shares all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal. Delivery of the Agent's Message to the Depositary will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

  ----------------------------------------------------------------------------

                                     BOX 2
                          TENDER OF SHARE CERTIFICATES

  ----------------------------------------------------------------------------

  / /  CHECK HERE IF SHARE CERTIFICATES ARE ENCLOSED HEREWITH.

  / / CHECK HERE IF SHARES OF COMPANY COMMON STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

  ----------------------------------------------------------------------------

    Holders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their shares of Company Common Stock may do so by completing Box 3, below, and complying with the guaranteed delivery procedures described in Section 3 of the Offer to Purchase. See Instruction 2 below.

  ----------------------------------------------------------------------------

                                     BOX 3
         TO BE USED IF SHARE CERTIFICATES ARE NOT SURRENDERED HEREWITH

  ----------------------------------------------------------------------------

  / / CHECK HERE IF SHARES OF COMPANY COMMON STOCK ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. PLEASE ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY, AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s): ___________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution that Guaranteed Delivery: ______________________________

  ----------------------------------------------------------------------------

Ladies and Gentlemen:

    The undersigned hereby tenders to MILPI Acquisition Corp., a Delaware corporation (the "Purchaser"), the shares of Company Common Stock listed in Box 1, above, of PLM International, Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase any and all shares of Company Common Stock at $3.46 per share, in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of shares of Company Common Stock tendered pursuant to the Offer.

    Upon the terms and subject to the conditions of the Offer, and subject to and effective upon acceptance for payment of shares of Company Common Stock tendered herewith, the undersigned hereby sells, assigns and transfers to the Purchaser all right, title and interest in and to all shares of Company Common Stock that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional shares of Company Common Stock) and rights declared, paid or distributed in respect of such shares of Company Common Stock on or after December 22, 2000 (collectively, "Distributions"). Subject to and effective upon acceptance of payment of the shares tendered herewith, the undersigned hereby irrevocably appoints Mellon Investor Services LLC and its affiliates, successors and assigns (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Company Common Stock (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such shares of Company Common Stock (and all Distributions), or transfer ownership of such shares of Company Common Stock (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such shares of Company Common Stock (and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Company Common Stock (and all Distributions), all in accordance with the terms of the Offer.

    By executing this Letter of Transmittal or delivering an Agent's Message in lieu of this Letter of Transmittal, the undersigned hereby irrevocably appoints the Purchaser, as the attorney and proxy of the undersigned, with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all shares of Company Common Stock tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or other action and all shares of Company Common Stock and other securities issued in Distributions in respect of such shares of Company Common Stock, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in shares of Company Common Stock tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such shares of Company Common Stock by the Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such shares of Company Common Stock (and all shares of Company Common Stock and other securities issued in Distributions in respect of such shares of Company Common Stock), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for shares of Company Common Stock or Distributions to be deemed validly tendered, immediately upon the Purchaser's acceptance of such shares of Company Common Stock for payment, the Purchaser must be able to exercise full voting and other rights with respect to such shares of Company Common Stock (and any and all Distributions), including, without limitation, voting at any meeting of the Company's stockholders then scheduled.

    The undersigned hereby represents and warrants (i) that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Company Common Stock tendered hereby and all Distributions, (ii) that when such shares of Company Common Stock are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and (iii) that none of such shares of Company Common Stock and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the shares of Company Common Stock tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the shares of Company Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the shares of Company Common Stock being tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

    No authority conferred herein or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that the valid tender of shares of Company Common Stock pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such shares of Company Common Stock for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

    Unless otherwise indicated in Box 4, below, the Depositary will issue the check for the purchase price of all shares of Company Common Stock purchased and return all Share Certificates evidencing shares of Company Common Stock not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above in Box 1, above. Similarly, unless otherwise indicated in Box 5, below, the Depositary will mail the check for the purchase price of all shares of Company Common Stock purchased and return all Share Certificates evidencing shares of Company Common Stock not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in Box 1 above. In the event that Boxes 4 and 5 are both completed, the Depositary will issue the check for the purchase price of all shares of Company Common Stock purchased and return all Share Certificates evidencing shares of Company Common Stock not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated in Box 4, the Depositary will credit any shares of Company Common Stock tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Issuance and Payment Instructions," to transfer any shares of Company Common Stock from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any shares of Company Common Stock tendered hereby.

--------------------------------------------------------------------------------
                                     BOX 4

                              SPECIAL ISSUANCE AND
                              PAYMENT INSTRUCTIONS

                              (SEE INSTRUCTION 7)

  To be completed ONLY if the check for the purchase price of Company Common Stock or Share Certificates evidencing shares of Company Common Stock not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  (NOTE: The person named must be the person who completes the substitute Form W-9.)

  Issue the check and/or Share Certificate(s) to:

  Name: ______________________________________________________________________
                                 (Please Print)

  Address: ___________________________________________________________________

           ___________________________________________________________________
           (Include Zip Code)

   __________________________________________________________________________
                 (Tax Identification or Social Security Number)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     BOX 5

                         SPECIAL DELIVERY INSTRUCTIONS

                              (SEE INSTRUCTION 7)

  To be completed ONLY if the check for the purchase price of Company Common Stock or Share Certificates evidencing shares of Company Common Stock not tendered or not purchased are to be mailed to someone other than the undersigned at the address listed in Box 1 above.

  (NOTE: The person named must be the person who completes the substitute Form W-9.)

  Mail the check and/or Share Certificate(s) to:

  Name: ______________________________________________________________________
                                 (Please Print)

  Address: ___________________________________________________________________

           ___________________________________________________________________
           (Include Zip Code)

  / /  Check this box if this is a permanent change of address.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BOX 6
                             HOLDER(S) SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------
      (Signature(s) of registered holder(s) or Authorized Signatory(ies))

(NOTE: MUST BE SIGNED BY THE REGISTERED HOLDER(S) EXACTLY AS ITS (THEIR) NAME(S) APPEAR(S) ON THE SHARE CERTIFICATES OR ON A SECURITY POSITION LISTING BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S), EVIDENCE OF WHICH AUTHORIZATION MUST BE TRANSMITTED WITH THIS LETTER OF TRANSMITTAL. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER, OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST COMPLETE THE INFORMATION BELOW. SEE INSTRUCTION 5).

Name(s):
        ------------------------------------------------------------------------
Capacity:
        ------------------------------------------------------------------------
Street Address:
                ----------------------------------------------------------------

        ----------------------------------------------------------------
                               (include Zip Code)
Area Code and Telephone Number:
                                ------------------------------------------------
Tax Identification or Social Security Number:
                                                --------------------------------

                              Signature Guarantee
                           (See Instructions 1 and 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
        FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                              BOX 7
                                                       SUBSTITUTE FORM W-9
                                                       (SEE INSTRUCTION 9)
----------------------------------------------------------------------------------------------------------------------------------
                                           PAYOR'S NAME: MELLON INVESTOR SERVICES, LLC
----------------------------------------------------------------------------------------------------------------------------------

                                     Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed)
                                     -------------------------------------------------------------------------------------------

                                     Address
                                     -------------------------------------------------------------------------------------------
FORM W-9
Department of the
                                     City, State and Zip Code
Treasury                             -------------------------------------------------------------------------------------------
Internal Revenue Service
                                     List account number(s) here (optional)
                                     -------------------------------------------------------------------------

                                     Part 1 -- PLEASE PROVIDE YOUR TAXPAYER                     Social Security Number or TIN
                                     IDENTIFICATION NUMBER ("TIN") IN THE BOX AT
                                     RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
                                     -------------------------------------------------------------------------

                                     Part 2 -- Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

                                                                                                   Not subject to withholding  / /
                                     -------------------------------------------------------------------------

    Payor's Request for TIN          CERTIFICATION -- UNDER THE PENALTIES OF PERJURY,                     Part 3 --
                                     I CERTIFY THAT THE INFORMATION PROVIDED ON THIS
                                     FORM IS TRUE, CORRECT, AND COMPLETE.

                                     Signature:     Date:                                             Awaiting TIN / /
                                     -------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------
                                     BOX 8
--------------------------------------------------------------------------------

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
          IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature:
        ------------------------------------------------------------------------

Date:
        ------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                    BOX 9
-------------------------------------------------------------------------------------------------------------
                                AFFIDAVIT OF LOST OR DESTROYED CERTIFICATE(S)
                  THIS AFFIDAVIT IS INVALID IF NOT SIGNED BELOW AND A CHECK IS NOT INCLUDED

Complete this Section ONLY if you cannot locate some or all of your PLM International, Inc. common stock certificate(s). Please print clearly.
-----------------------------------------------------------------------------
TOTAL SHARES LOST x                                                            Taxpayer ID or Social Security
                                                                                           Number
-----------------------------------------------------------------------------
Please Fill in Certificate      Number of Shares of Common Stock
No.(s), if Known
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                     Attach separate schedule if needed
-----------------------------------------------------------------------------
By signing this form I/we swear, depose and state that I/We am the lawful owner of the certificate(s)
indicated above. The certificate(s) representing these shares have not been endorsed, cashed, negotiated, transferred, assigned, or otherwise disposed of. I/We have made a diligent search for the certificate(s) and have been unable to find it or them and make this Affidavit for the purpose of inducing the sale, exchange, redemption, or cancellation of the certificate(s), as outlined in the Letter of Transmittal, without the surrender of the original(s), and also to request and induce Federal Insurance Company to provide suretyship for me to cover the missing certificate(s) under its Blanket Bond #8302-00-67. I/We agree to surrender the certificate(s) for its/their cancellation, if I/we, at any time, find the certificates(s).

I/We hereby agree for myself/ourselves, my/our heirs, successors, assigns and personal representatives, in consideration of the proceeds of the sale, exchange, redemption or cancellation of the certificate(s), and the aforementioned suretyship, to indemnify, protect and hold harmless Federal Insurance Company (the
"Surety"), Mellon Investor Services, L.L.C., PLM International Inc., MILPI Acquisition Corp., their respective affiliates, successors and assigns, and any other party to the transaction (the Obligees), from and against any and all loss, costs, and damages, including court costs and attorneys fees, which they may be subject to or liable for in respect to the cancellation and replacement of the certificate(s). The right accruing to the Obligees under the preceding sentence shall not be limited by the negligence, inadvertence, accident, oversight, or breach of any duty or obligation on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest, or litigate any claim, whichever such negligence, inadvertence, accident, oversight, breach of failure may occur or have occurred. I/We agree that this Affidavit and Indemnity Agreement is to become part of Blanket Bond # 8302-00-67 underwritten by the Federal Insurance Company to protect the foregoing Obligees.

Any person who, knowingly and with intent to defraud any insurance company or other person, files an application or statement of claim, containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to civil penalties as prescribed by law.

X SIGNED BY AFFIANT (SHAREHOLDER)          ON THIS (DATE)

                                -----------                -----------
                             (DEPONENT) (INDEMNITORE)(HEIRS INDIVIDUALLY)  MONTH  DAY  YEAR

                               LOST SECURITIES PREMIUM/SERVICE FEE CALCULATION
                                    -------------------------------------

IF THE VALUE IS UNDER $1,000, THERE IS A $25.00 SERVICE FEE ONLY

1.    Enter the number of shares that are lost:        X $3.46 per share = $        Share Value*

                                          ----------              ----------
     MULTIPLY BY $3.46 PER SHARE TO GET VALUE OF SHARES.

    *IF THE SHARE VALUE EXCEEDS $500,000, DO NOT CONTINUE WITH CALCULATION. CONTACT MELLON INVESTOR SERVICES
    VIA THE 800 # PROVIDED.

2.    If value is greater than $1000. . . . $          X (Share Value) (2%) or .02=$          Surety Premium

                                             ------------------                    -----------
     MULTIPLY BY 2% (.02) FOR SURETY PREMIUM

3.    Add $25.00 for service fee for total amount due    $25.00
     TOTAL AMOUNT DUE (ADD LINES 2 & 3) $
                                              ----------------
Please make all checks payable to MELLON INVESTOR SERVICES.
ANY CHECKS OVER $250.00 MUST BE IN THE FORM OF A CERTIFIED CHECK, CASHIER'S CHECK OR MONEY ORDER.
Please send your signed check or money order, along with the Letter of Transmittal to the address on the back of this form.
-------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of shares of Company Common Stock (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares of Company Common Stock) tendered hereby exactly as such holder(s) name(s) appear(s) on the Share Certificate(s) and such holder(s) has (have) not completed either Box 4 or Box 5 entitled "Special Issuance and Payment Instructions" or "Special Delivery Instructions," respectfully, above or
(ii) such shares of Company Common Stock are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered shares of Company Common Stock, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all shares of Company Common Stock delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth above prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their shares of Company Common Stock pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered shares of Company Common Stock in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all shares of Company Common Stock delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED AND ACCEPTED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional shares of Company Common Stock will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof) or delivery of an Agent's Message in lieu thereof, all tendering stockholders waive any right to receive any notice of the acceptance of their shares of Company Common Stock for payment.

    3. INADEQUATE SPACE. If the space provided in Box 1, above, is inadequate, the Share Certificate numbers, the number of shares of Company Common Stock evidenced by such Share Certificates and the number of shares of Company Common Stock tendered should be listed on a separate signed schedule and attached hereto.

    4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If fewer than all shares of Company Common Stock evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of shares of Company Common Stock that are to be tendered in Box 1. In such cases, new Share Certificate(s) evidencing the remainder of shares of Company Common Stock that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date or the termination of the Offer. All shares of Company Common Stock evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    Except as otherwise provided herein, tenders of Company Common Stock may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after February 27, 2001 (or such later date as may apply in case the Offer is extended). In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be timely received by the Depositary at one of its addresses set forth on the front cover page hereof. Any such notice of withdrawal must specify (i) the name of the person who tendered the Company Common Stock to be withdrawn, (ii) the number of shares of Company Common Stock to be withdrawn and (iii) the name of the registered holder of such Company Common Stock, if different from that of the person who tendered such Company Common Stock. If Share Certificates evidencing Company Common Stock to be withdrawn have been delivered or otherwise identified to the Depositary, then, prior to the physical release of such Share Certificates, the serial numbers shown on such Share Certificates must be submitted to the Depositary and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution. If shares of Company Common Stock have been tendered pursuant to the procedure for book-entry transfer as set forth in Section 3 of the Offer to Purchase, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Company Common Stock.

    All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by the Purchaser, in its sole discretion, whose determination will be final and binding. None of the Purchaser, or any of its respective affiliates or assigns, the Depositary, the Information Agent or any other person will be under any duty to give any notification of any defects of irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

    Withdrawals of Company Common Stock may not be rescinded. Any Company Common Stock properly withdrawn will thereafter be deemed not to have been validly tendered for purposes of the Offer. However, withdrawn Company Common Stock may be re-tendered at any time prior to the Expiration Date by following one of the procedures described in Section 3 of the Offer to Purchase.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of shares of Company Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such shares of Company Common Stock without alteration, enlargement or any other change whatsoever.

    If any shares of Company Common Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any shares of Company Common Stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such shares of Company Common Stock.

    If this Letter of Transmittal is signed by the registered holder(s) of shares of Company Common Stock tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing shares of Company Common Stock not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s) (and Box 4 is properly completed).

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of shares of Company Common Stock tendered hereby, the Share Certificate(s) evidencing shares of Company Common Stock tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any shares of the Company Common Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price of any shares of Company Common Stock purchased is to be made to, or Share Certificates evidencing shares of Company Common Stock not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such shares of Company Common Stock purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Box 4 must be completed if a check for the purchase price of any shares of Company Common Stock tendered hereby is to be issued in the name of a person other than the undersigned, or if Share Certificate(s) evidencing shares of Company Common Stock not tendered or not accepted for payment are to be issued in the name of a person other than the undersigned. Box 5 must be completed if such check or any such Share Certificate is to be sent to a person other than the undersigned or if such check or any such Share Certificate is being sent to the undersigned but at an address other than that shown in Box 1.

    8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its respective address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

    9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided in Box 7, above, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all shares of Company Common Stock purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder must check the box in Part 3 provided in Box 7 and must sign and date such form and must complete the certification in Box 8. If Box 8 is completed and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

    Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and Share Certificates and any other required documents should be sent or delivered by each stockholder or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth above.

                           IMPORTANT TAX INFORMATION

    Under U.S. federal income tax law, a stockholder whose tendered shares of Company Common Stock are accepted for payment is generally required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute
Form W-9 provided herewith. If such stockholder is an individual, the TIN generally is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to shares of Company Common Stock purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

    Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A STOCKHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO SUCH STOCKHOLDER'S QUALIFICATION FOR EXEMPTION FROM BACKUP WITHHOLDING AND THE PROCEDURE FOR OBTAINING SUCH EXEMPTION.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

    PURPOSE OF SUBSTITUTE FORM W-9. To prevent backup withholding on payments that are made to a stockholder with respect to shares of Company Common Stock purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form above certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b)(i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or
(ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

    WHAT NUMBER TO GIVE THE DEPOSITARY. The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of shares of Company Common Stock tendered hereby. If shares of Company Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and dated the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

    10. AFFIDAVIT OF LOST OR DESTROYED CERTIFICATES. If the Letter of Transmittal is being submitted to tender shares represented by Share Certificates which have been lost or destroyed, Box 9 of the Letter of Transmittal must be completed, including the service fee calculation, and a check for the payment of such fee must be included along with the Letter of Transmittal. If Box 9 has been completed and a check is being delivered with the Letter of Transmittal, a facsimile copy of the Letter of Transmittal may not be submitted.

                    The Information Agent for the Offer is:

                            MacKenzie Partners, Inc.

                                     [LOGO]

                                156 Fifth Avenue

                            New York, New York 10010

                            (212) 929-5500 (Collect)

                                       or

                           (800) 322-2885 (Toll Free)

December 29, 2000